UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 30, 2005

                              KESTREL ENERGY, INC.
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             (Exact name of registrant as specified in its charter)

          Colorado                     0-9261                  84-0772451
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(State or other jurisdiction        (Commission             (I.R.S. Employer
     of incorporation)              File Number)         Identification Number)

1726 Cole Boulevard, Suite 210          Lakewood, Colorado              80401
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code: (303)295-0344
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sale of Equity Securities

See Item 5.01 which is incorporated by reference herein. The Note (as defined in Item 5.01) provides that, Samson Oil & Gas N.L., formerly Samson Exploration N.L. ("Samson"), may elect to convert all or any portion of the unpaid principal and interest owed under the Agreement and the Note into shares of the no par value Common Stock of Kestrel Energy, Inc. (the "Company") at a conversion price of $1.50 per share. The offer and sale of the Note and the underlying shares of the Common Stock which may be issued pursuant to the Note were exempt from registration under the Securities Act of 1933 (the "Act") as a private offering to an "accredited investor" under Sections 4(2) and 4(6) of the Act and Rules 505 and 506 of Regulation D promulgated thereunder.

Item 5.01 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On June 30, 2005, the Company entered into a Revolving Credit Loan Agreement (the "Agreement") with Samson Oil & Gas N.L., the majority shareholder of the Company. In connection with the Agreement, the Company issued a three year Revolving Credit Master Note (the "Note") to Samson in the principal amount of $3,500,000. Interest accrues on the principal balance from time to time outstanding at the rate of 5.25% per annum. On the 15th day of each month that there is an outstanding balance under the Note, the Company is required to make monthly payment equal to the accrued interest on the Note as of that date. One of the Company's directors, Neil T. MacLachlan, is also a director of Samson.

Item 9.01 Financial Statements and Exhibits

      (c) Exhibits

      Exhibit No.

         10.1 Revolving Credit Loan Agreement and Note with Samson Oil & Gas N.L. dated June 30, 2005.

         10.2 Mortgage, Deed of Trust, Security Agreement, Assignment of Production and Financing Statement dated June 30, 2005.


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

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                KESTREL ENERGY, INC.
                                                    (Registrant)

Date June 30, 2005
                                                By: /s/ Timothy L. Hoops
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                                                    Timothy L. Hoops, President


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